Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 17 – COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company provides counter guarantee to Gaochuang including a cash deposit of RMB300,000 (approximately $47,053) and asset pledge of four invention patents and certain property, plant and equipment with net book value of $239,670 and $283,892 as of December 31, 2021 and 2020, respectively, in consideration of the guarantees provided by Gaochuang for certain notes payables financed by the Company during the years ended December 31, 2019 and 2018 (the “Counter Guarantee”). The Counter Guarantee arrangement further includes an unlimited joint liability guarantee provided by Rongfeng Cui and Yanjuan Wang, and a third party guarantee provided by Saike.

During the year ended December 31, 2019, the Company did not make repayment on certain notes payables as scheduled, and Gaochuang, as one of the guarantors, paid on behalf of the Company to the holders of such notes payables. As a result, the unpaid notes payables were reclassified to loan payable to Gaochuang and the amount was included in short-term loans on the consolidated balance sheets as of December 31, 2021 and 2020. The loan payable to Gaochuang was pledged and guaranteed by the aforementioned assets and guarantors, respectively, under the counter guarantee.

Future minimum lease payments for operating lease commitments as of December 31, 2021 are disclosed in Note 16.

CONTINGENCIES

The Company is involved in a number of claims pending in various courts, in arbitration, or otherwise unresolved as of December 31, 2021. These claims are substantially related to non-payment of wage payables, non-payment of vendor payables and non-payment of loans and notes payables. Adverse results in these claims may include awards of damages and may also result in, or even compel, a change in the Company’s business practices, which could impact the Company’s future financial results. On March 16, 2022, the People’s Court of Huangdao District, Qingdao City, Shandong Province made a civil ruling and announced the acceptance of creditors’ application of bankruptcy liquidation of Qingdao Tiandihui Foodstuffs Co., Ltd. Accordingly, these legal claims are now subject to the bankruptcy proceedings.

I)	Labor arbitration claims by former employees

Since November 2019, certain former employees of the Company commenced arbitration proceedings against the Company under applicable labor rules and standards, claiming, among others, lost wages and/or severance payments. The Company accrued approximately $0.4 million contingent liabilities in other current liabilities on the consolidated balance sheet as of December 31, 2019 and recognized contingent losses of approximately $0.4 million for the year ended December 31, 2019 upon the estimate of the management of the Company together with the trail counsel of these cases. Upon ruling of these cases, the Company further accrued approximately $0.1 million wage and/or severance payables in other current liabilities on the consolidated balance sheet as of December 31, 2020 and recognized losses of approximately $0.1 million for the year ended December 31, 2020. On March 13, 2021, the land and factory buildings above the land owned by Qingdao Tiandihui Foodstuffs Co., Ltd. were actioned by the court for $5,098,461 (RMB 33.14 million). In 2021, we have paid RMB3.73 million to substantially settle the labor arbitration cases with our former employees. We only have RMB0.5 million ($0.08 million) remaining severance payables to them as of December 31, 2021, which we anticipate to fully settle by the end of 2022. Failure to successfully settle the claims could impair our ability to continue as a going concern.

II)	Legal claims by vendors

Since November 2019, the Company has been the subject of multiple lawsuits by its raw material suppliers, printing and packaging suppliers, transportation companies and other vendors due to its non-payment of various invoices for vendor services rendered. As of the date of this report, substantially all cases have been concluded. The mediation and judgement involved with claims of liabilities arose before December 31, 2019 and the Company has included substantially all such claims in accounts payable on the consolidated balance sheets as of December 31, 2021 and 2020.

III)	Legal claims by lenders

Since November 2019, the Company has defaulted on multiple loans and notes payable from various lenders. As a consequence, the Company has been subjected to multiple lawsuits by various Chinese banks and other lenders. The claims raised in these lawsuits pertain to the Company’s non-payment of principals and interests as scheduled in the loan agreements and note payable agreements. The claims pertained to liabilities arose before December 31, 2019, and the Company has included substantially all such claims in short-term loans on the consolidated balance sheets as of December 31, 2021 and 2020. The court has ruled on the litigations and among others, request the Company to pay for litigation related fees; repay the outstanding loans and interests to the lenders within a short period, normally 10 days, from the date of the rulings and grant the lenders with priority right of the repayment from the auction proceeds of the pledged real estate in case of non-performance by the Company. As of December 31, 2021, the Company has not fulfilled the court order.

The above legal proceedings led to, among others, the Company’s certain bank accounts and property, plant and equipment judicially frozen by the court as of December 31, 2021 and 2020. On March 16, 2022, the People’s Court of Huangdao District, Qingdao City, Shandong Province made a civil ruling and announced the acceptance of creditors’ application of bankruptcy liquidation of Qingdao Tiandihui Foodstuffs Co., Ltd. entered into bankruptcy proceedings. Accordingly, these legal claims are now subject to the bankruptcy proceedings. See recent development of legal proceedings at Note 20.